UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 McKinney Avenue, Suite 1000 Dallas, Texas		75202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01	Regulation FD Disclosure.

In the confidential offering memorandum related to the proposed private offering of senior notes by Landsea Homes Corporation (the “Company”) discussed in Item 8.01 below, the Company is disclosing certain supplemental information to potential investors in the offering, as set forth in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information included or incorporated by reference in this Item 7.01, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

In a press release issued on March 18, 2024, the Company announced a proposed offering of $300,000,000 aggregate principal amount of senior notes due 2029 (the “Notes”) in a private offering, subject to market conditions and other factors.

The Notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to non-U.S. persons outside the United States under Regulation S under the Securities Act.

The foregoing description is qualified in its entirety by reference to the press release dated March 18, 2024, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

As previously disclosed, on January 8, 2024, the Company entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Antares Acquisition, LLC, a Texas limited liability company (“Antares”), and the individuals and entities identified in the Purchase Agreement as sellers (collectively, the “Sellers”), pursuant to which the Company agreed to acquire all of the outstanding membership interests of Antares (the “Antares Acquisition”). The Purchase Agreement was amended on February 9, 2024, to extend the timing for the closing of the Antares Acquisition, among other things. Consummation of the Antares Acquisition is pending and subject to customary closing conditions, as set forth in the Purchase Agreement.

(a) Financial statements of businesses or funds acquired

The (i) audited financial statements of Antares Acquisition, LLC as of and for the year ended December 31, 2023 and the associated independent auditor’s report and (ii) audited financial statements of Antares as of and for the year ended December 31, 2022 and the associated independent auditor’s report are each filed herewith as Exhibit 99.3 and Exhibit 99.4, respectively, and incorporated in this Item 9.01(a) by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial statements of the Company and subsidiaries as of and for the year ended December 31, 2023, giving effect to the Antares Acquisition, are filed herewith as Exhibit 99.5 and incorporated in this Item 9.01(b) by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of MeredithCPAs, independent auditors of Antares Acquisition, LLC
99.1	Supplemental information.
99.2	Press Release, dated March 18, 2024, announcing the proposed private offering.
99.3	Audited financial statements of Antares Acquisition, LLC as of and for the year ended December 31, 2023.
99.4	Audited financial statements of Antares Acquisition, LLC as of and for the year ended December 31, 2022.
99.5	Unaudited pro forma condensed combined financial statements of the Company and subsidiaries as of and for the year ended December 31, 2023, giving effect to the Antares Acquisition.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: March 18, 2024	By:	/s/ Kelly Rentzel
Name: Kelly Rentzel
Title: General Counsel